SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 20, 2004



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)




                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



              000-23213                                  43-1718931
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     (Commission File Number)            (I.R.S. Employer Identification Number)

13705 SHORELINE COURT EAST, EARTH CITY, MO                          63045
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(Address of principal executive offices)                         (Zip Code)




                                 (314) 344-0010
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                  Young Innovations, Inc. has announced that the following directors have resigned effective as of October 19, 2004: Connie H. Drisko, Craig E. LaBarge, James R. O'Brien, Richard G. Richmond and Arthur L. Herbst, Jr., and that Dr. Patrick J. Ferrillo has been elected as a director. Dr. Ferrillo is Vice Provost, Division of Health Sciences, and Dean of the University of Nevada - Las Vegas School of Dental Medicine. Dr. Ferrillo, is deemed to be "independent" for purposes of the The Nasdaq Stock Market Inc. There was no arrangement or understanding pursuant to which he was selected and there are no related transactions between Dr. Ferrillo and the Company requiring disclosure under Item 404(a) of Regulation S-K. Dr. Ferrillo serves on the Audit Committee, Compensation Committee and Nominating Committee and Board of Directors. The press release is filed herewith as Exhibit 99.1.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

                  Effective as of October 19, 2004 the Bylaws of Young Innovations, Inc. have been amended by amending and restating Section 3.2 of the Bylaws as follows:

         Section 3.2 NUMBER, QUALIFICATION AND TENURE. The number of directors which shall constitute the whole Board of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to resolutions adopted by the Board of Directors but in no event shall the number of members of the Board of Directors of the Corporation be less than 3 or more than 7. The Directors shall be elected at the annual meeting of the stockholders as provided in Section 2.2, except as provided in Section 3.3 of the By-laws, and each Director elected shall hold office until his successor is elected and qualified or until his earlier resignation or removal. Directors need not be residents of the state of Missouri or stockholders of this Corporation.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit Number    Description
                  --------------    -----------

                       99.1 Board of Directors Press Release issued October 20, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                YOUNG INNOVATIONS, INC.


                                                By:    /s/ Christine Boehning
                                                   -----------------------------
                                                   Christine Boehning
                                                   Vice President and Chief
                                                   Financial Officer

Dated:  October 21, 2004